                                                                   EXHIBIT 99.14

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

NO MI LOANS
MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance               $797,796,725
Aggregate Original Principal Balance                  $799,404,024
Number of Mortgage Loans                                     5,563

                                 MINIMUM            MAXIMUM         AVERAGE(1)
                                 -------          ----------        ----------
Original Principal Balance       $12,600          $1,000,000        $  143,700
Outstanding Principal Balance    $12,581          $  997,300        $  143,411

                                 MINIMUM      MAXIMUM      WEIGHTED AVERAGE(2)
                                 -------      -------      -------------------
Original Term (mos)                  120          360                341
Stated remaining Term (mos)          114          357                336
Loan Age (mos)                         3           18                  5
Current Interest Rate              4.875%      12.850%             7.207%
Initial Interest Rate Cap (3)      1.000%       5.000%             2.923%
Periodic Rate Cap (3)              1.000%       2.000%             1.141%
Gross Margin (3)                   2.220%      12.150%             6.218%
Maximum Mortgage Rate (3)         10.875%      17.990%            13.100%
Minimum Mortgage Rate (3)          2.250%      10.990%             6.747%
Months to Roll (3)                     1           56                 20
Original Loan-to-Value             13.41%      100.00%             79.45%
Credit Score (4)                     500          801                622

                       EARLIEST              LATEST
                      ----------           ----------
Maturity Date         03/01/2015           06/01/2035

                    PERCENT OF                                      PERCENT OF
LIEN POSITION     MORTGAGE POOL     YEAR OF ORIGINATION           MORTGAGE POOL
                  -------------                                   -------------
1st Lien                  90.42%    2004                                2.77%
2nd Lien                   9.58     2005                               97.23%

OCCUPANCY                           LOAN PURPOSE
Primary                   98.53%    Purchase                           49.48%
Second Home                0.28     Refinance - Rate/Term               3.77
Investment                 1.19     Refinance - Cashout                46.74

LOAN TYPE                          PROPERTY TYPE
Fixed Rate                22.35%   Single Family                       74.88%
ARM                       77.65    Planned Unit Development            13.94
                                   Two- to Four-Family                  4.78

AMORTIZATION TYPE                  Condominium                          5.55
Fully Amortizing          56.81%   Townhouse                            0.51
Interest-Only             34.06    Manufactured Housing                 0.07
Balloon                    9.13    Rowhouse                             0.27

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
RANGE OF MORTGAGE RATES     LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
5.500% or less                  69   $ 16,772,670          2.10%      5.382%        648   $   243,082      75.95%   74.97%    61.55%
5.501% to 6.000%               361     86,995,499         10.90       5.875         635       240,985      75.53    64.46     54.43
6.001% to 6.500%               745    159,006,252         19.93       6.330         633       213,431      77.05    49.07     48.89
6.501% to 7.000%              1140    220,670,865         27.66       6.809         623       193,571      76.86    41.74     39.42
7.001% to 7.500%               682    110,699,780         13.88       7.289         604       162,316      77.69    47.52     27.60
7.501% to 8.000%               507     77,487,997          9.71       7.780         591       152,836      78.61    47.77     18.60
8.001% to 8.500%               193     24,109,933          3.02       8.295         591       124,922      81.11    48.00      8.88
8.501% to 9.000%               183     17,931,246          2.25       8.805         600        97,985      85.18    56.94     11.73
9.001% to 9.500%               193     12,350,668          1.55       9.376         626        63,993      90.25    56.16      0.89
9.501% to 10.000%              412     22,355,976          2.80       9.913         645        54,262      96.34    46.36      0.00
10.001% to 10.500%             309     15,766,600          1.98      10.348         653        51,025      97.69    30.60      0.00
10.501% to 11.000%             547     25,332,450          3.18      10.858         646        46,312      99.21    24.58      0.00
11.001% to 11.500%             146      5,291,714          0.66      11.284         644        36,245      99.76    25.24      0.00
11.501% to 12.000%              65      2,750,384          0.34      11.834         634        42,314      99.34    26.42      0.00
12.001% to 12.500%               8        194,101          0.02      12.252         624        24,263      99.93    43.22      0.00
12.501% to 13.000%               3         80,591          0.01      12.767         642        26,864     100.00    26.53      0.00
                             -----   ------------        ------      ------         ---   -----------     ------    -----     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------      ------         ---   -----------     ------    -----     -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.207% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
RANGE OF                     OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
TO STATED MATURITY          LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
109 to 120                       7   $    259,486          0.03%      8.687%        639   $    37,069      82.64%   52.98%     0.00%
157 to 168                       5        208,658          0.03      10.078         630        41,732      98.04    28.45      0.00
169 to 180                   1,631     79,424,569          9.96      10.172         653        48,697      97.52    36.08      0.00
229 to 240                      57      3,695,567          0.46       8.333         623        64,835      79.99    54.77      3.51
289 to 300                       2        100,880          0.01       8.749         667        50,440      55.07   100.00      0.00
337 to 348                       8      1,069,515          0.13       7.273         620       133,689      78.96    21.27      0.00
349 to 360                   3,853    713,038,049         89.38       6.869         618       185,060      77.43    49.02     38.09
                             -----   ------------        ------      ------         ---   -----------      -----   ------     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------      ------         ---   -----------      -----   ------     -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 336 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
RANGE OF                     OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
ORIGINAL MORTGAGE         MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
LOAN PRINCIPAL BALANCES     LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
$50,000 or less              1,111   $ 35,649,383          4.47%     10.312%        649   $    32,088      97.39%   44.83%     0.00%
$50,001 to $100,000          1,290     95,868,067         12.02       8.591         627        74,316      85.62    52.19      2.09
$100,001 to $150,000         1,069    131,535,635         16.49       7.253         620       123,045      78.95    57.39     16.71
$150,001 to $200,000           699    121,660,687         15.25       6.911         614       174,050      76.57    54.16     31.21
$200,001 to $250,000           518    116,142,450         14.56       6.839         614       224,213      76.64    47.22     39.86
$250,001 to $300,000           356     97,260,829         12.19       6.712         618       273,205      77.34    41.04     46.54
$300,001 to $350,000           231     74,396,543          9.33       6.668         620       322,063      77.73    37.11     49.36
$350,001 to $400,000           145     54,248,816          6.80       6.651         630       374,130      78.32    32.96     65.04
$400,001 to $450,000            55     23,391,738          2.93       6.464         638       425,304      77.69    23.90     61.66
$450,001 to $500,000            51     24,696,576          3.10       6.399         629       484,247      78.42    44.98     70.74
$500,001 to $550,000            11      5,746,573          0.72       6.445         626       522,416      77.96    63.95     73.40
$550,001 to $600,000            13      7,634,821          0.96       6.487         641       587,294      77.07    76.96     45.81
$600,001 to $650,000             5      3,105,074          0.39       6.752         603       621,015      81.95   100.00     79.81
$650,001 to $700,000             6      3,990,233          0.50       6.528         626       665,039      77.97    49.98     66.39
$700,001 to $750,000             1        708,000          0.09       6.990         573       708,000      80.00   100.00    100.00
$750,001 to $800,000             1        764,000          0.10       6.625         691       764,000      89.36     0.00    100.00
$950,001 to $1,000,000           1        997,300          0.13       6.550         625       997,300      65.57   100.00      0.00
                             -----   ------------        ------      ------         ---   -----------      -----   ------    ------
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------      ------         ---   -----------      -----   ------    ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,581 to approximately $997,300 and the average outstanding principal balance of the Mortgage Loans was approximately $143,411.

PRODUCT TYPES

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
Balloon Loans                1,522   $ 72,846,290          9.13%     10.343%        658   $    47,862      99.50%   33.38%     0.00%
10 Year Fixed Loans              6        213,381          0.03       8.837         645        35,563      78.89    42.82      0.00
15 Year Fixed Loans            119      7,141,402          0.90       8.311         605        60,012      76.99    63.34      0.00
20 Year Fixed Loans             55      3,550,660          0.45       8.299         620        64,557      79.17    57.01      3.65
25 Year Fixed Loans              2        100,880          0.01       8.749         667        50,440      55.07   100.00      0.00
30 Year Fixed Loans            617     94,421,205         11.84       7.030         600       153,033      73.75    66.36      4.25
Six-Month LIBOR Loans            9      2,612,825          0.33       5.669         621       290,314      69.08    35.03      0.00
2/28 LIBOR ARM               2,727    528,079,139         66.19       6.849         620       193,648      78.03    45.78     43.90
2/1 LIBOR ARM                   51      7,834,182          0.98       7.169         597       153,611      78.83    66.06      0.00
3/27 LIBOR ARM                 425     75,542,276          9.47       6.848         626       177,747      77.97    47.70     43.02
3/1 LIBOR ARM                   10      1,518,998          0.19       6.817         637       151,900      76.38    54.18     33.32
5/25 LIBOR ARM                  19      3,719,858          0.47       6.418         659       195,782      77.33    62.31     68.33
5/1 LIBOR ARM                    1        215,629          0.03       6.500         639       215,629      80.00     0.00    100.00
                             -----   ------------        ------      ------         ---   -----------      -----   ------    ------
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------      ------         ---   -----------      -----   ------    ------

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
Fully Amortizing             2,959   $453,222,229         56.81%      7.082%        603   $   153,167      76.81%   56.54%     0.00%
Balloon                      1,522     72,846,290          9.13      10.343         658        47,862      99.50    33.38      0.00
24 Month Interest-Only          25      4,846,243          0.61       6.537         654       193,850      79.93    36.27    100.00
36 Month Interest-Only           5      1,185,520          0.15       6.163         652       237,104      76.23   100.00    100.00
60 Month Interest-Only       1,040    262,704,094         32.93       6.576         642       252,600      78.44    36.96    100.00
120 Month Interest-Only         12      2,992,349          0.38       6.595         644       249,362      79.98     3.15    100.00
                             -----   ------------        ------      ------         ---   -----------      -----   ------    ------
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------      ------         ---   -----------      -----   ------    ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
STATE                       LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
Alabama                         47   $  4,118,323          0.52%      7.828%        631   $    87,624      85.16%   69.48%    17.18%
Arizona                        142     16,166,344          2.03       7.357         638       113,847      81.89    50.98     39.11
Arkansas                        40      3,537,564          0.44       7.288         617        88,439      79.25    59.41      7.11
California                    1186    251,645,082         31.54       6.971         629       212,180      78.90    38.27     58.29
Colorado                        74      9,836,664          1.23       7.010         633       132,928      81.91    53.41     54.20
Connecticut                    127     20,321,046          2.55       7.156         624       160,008      78.84    44.80     15.41
Delaware                        12      1,553,720          0.19       7.403         635       129,477      81.58    19.77     33.03
District of Columbia             4        803,356          0.10       7.062         571       200,839      79.21   100.00     30.07
Florida                        593     77,204,869          9.68       7.408         621       130,194      79.91    47.69     24.47
Georgia                        161     16,943,644          2.12       7.545         621       105,240      82.51    55.14     28.78
Hawaii                           1        120,430          0.02       5.900         607       120,430      80.00   100.00      0.00
Idaho                           14      1,147,185          0.14       7.180         638        81,942      81.24    41.32     14.33
Illinois                       228     31,129,180          3.90       7.440         617       136,531      78.68    48.80     19.46
Indiana                        106      9,149,230          1.15       7.536         619        86,313      82.61    64.19      3.19
Iowa                            23      1,521,194          0.19       7.664         603        66,139      81.16    83.09      0.00
Kansas                          34      3,156,135          0.40       7.314         607        92,828      79.03    58.10      4.48
Kentucky                        43      4,160,556          0.52       7.552         607        96,757      81.34    58.51      8.28
Louisiana                       34      3,887,179          0.49       7.432         618       114,329      81.95    48.46     19.60
Maine                           29      3,714,291          0.47       7.260         573       128,079      72.97    62.30      0.00
Maryland                       157     29,657,864          3.72       7.102         596       188,904      76.24    63.93     17.93
Massachusetts                   80     16,715,605          2.10       6.964         611       208,945      75.47    52.31     17.12
Michigan                       164     15,734,789          1.97       7.608         616        95,944      81.57    57.03     15.22
Minnesota                       98     12,072,536          1.51       7.197         646       123,189      82.69    34.47     40.83
Mississippi                     14      1,263,864          0.16       7.387         601        90,276      82.47    63.32     12.41
Missouri                       155     12,880,543          1.61       7.649         614        83,100      82.57    63.08     14.46
Montana                          8        936,668          0.12       7.556         598       117,083      81.56    85.13     52.85
Nebraska                        17      1,581,628          0.20       7.930         603        93,037      82.40    70.77      0.00
Nevada                         153     25,312,369          3.17       7.248         623       165,440      79.87    44.80     43.92
New Hampshire                   16      1,992,605          0.25       7.618         608       124,538      72.87    35.29     11.29
New Jersey                      85     17,902,046          2.24       6.790         598       210,612      74.59    50.36     22.46
New Mexico                      11      1,011,681          0.13       7.513         602        91,971      77.04    65.59      0.00
New York                       159     32,228,969          4.04       6.999         605       202,698      75.19    52.16     13.82
North Carolina                  74      7,043,777          0.88       7.712         611        95,186      81.18    66.08      8.63
North Dakota                     1        104,134          0.01       8.500         646       104,134      95.00     0.00      0.00
Ohio                           146     13,239,968          1.66       7.302         614        90,685      81.21    68.14     13.75
Oklahoma                        17      1,108,974          0.14       8.367         576        65,234      84.42    43.22      0.00
Oregon                          57      5,530,425          0.69       7.453         626        97,025      82.43    55.92     25.28
Pennsylvania                   178     20,630,188          2.59       7.273         612       115,900      80.43    63.65     14.31
Rhode Island                    47      8,032,948          1.01       6.990         591       170,914      76.07    50.71     13.37
South Carolina                  39      3,776,657          0.47       7.526         602        96,837      80.29    72.07     29.10
Tennessee                       78      6,781,340          0.85       7.554         625        86,940      81.68    57.58      9.22
Texas                          425     32,959,384          4.13       7.617         636        77,551      83.65    48.64      9.90
Utah                            55      5,984,748          0.75       7.261         631       108,814      82.82    41.44     24.05
Virginia                       208     34,922,782          4.38       7.208         631       167,898      78.35    34.99     46.32
Washington                     137     18,295,111          2.29       7.150         638       133,541      81.78    49.15     44.40
West Virginia                   18      2,441,672          0.31       7.386         596       135,648      79.17    73.44     20.45
Wisconsin                       67      7,459,355          0.93       7.641         606       111,334      80.08    70.99      1.36
Wyoming                          1         78,105          0.01       7.500         541        78,105      80.00   100.00      0.00
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----

No more than approximately 0.33% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
50.00% or less                 136   $ 17,665,748          2.21%      6.937%        580   $   129,895      40.60%   59.03%    14.67%
50.01% to 55.00%                42      7,273,560          0.91       6.868         586       173,180      53.07    51.27     23.17
55.01% to 60.00%                63     11,362,933          1.42       6.748         576       180,364      57.99    53.13     14.82
60.01% to 65.00%               127     23,395,016          2.93       6.832         580       184,213      63.16    50.08     22.02
65.01% to 70.00%               227     43,686,123          5.48       6.863         586       192,450      68.59    58.49     32.34
70.01% to 75.00%               355     66,849,435          8.38       6.942         581       188,308      73.77    58.92     23.24
75.01% to 80.00%             2,565    486,699,583         61.01       6.743         634       189,746      79.77    44.33     44.43
80.01% to 85.00%               177     28,240,537          3.54       7.610         558       159,551      84.50    88.06     17.31
85.01% to 90.00%               109     16,479,452          2.07       7.733         601       151,188      89.65    81.10     35.25
90.01% to 95.00%               131     16,129,676          2.02       8.344         635       123,127      94.83    17.01     18.23
95.01% to 100.00%            1,631     80,014,662         10.03      10.222         657        49,059      99.96    33.87      1.37
                             -----   ------------        ------      ------         ---   -----------      -----    -----     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------      ------         ---   -----------      -----    -----     -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.41% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.58% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.91%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
Purchase                     3,197   $394,755,069         49.48%      7.349%        651   $   123,477      83.39%   34.50%    40.49%
Refinance - Cashout          2,145    372,926,612         46.74       7.066         592       173,859      75.35    59.95     27.97
Refinance - Rate/Term          221     30,115,044          3.77       7.084         608       136,267      78.48    69.46     25.25
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----

PROPERTY TYPE

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
Single Family                4,182   $597,359,463         74.88%      7.192%        618   $   142,841      79.24%   49.70%    32.22%
Planned Unit
  Development                  789    111,215,612         13.94       7.274         635       140,958      81.01    41.41     41.88
Condominium                    319     44,261,403          5.55       7.236         638       138,750      80.82    42.13     44.06
Two- to Four-Family            216     38,124,562          4.78       7.176         626       176,503      76.48    39.10     29.56
Townhouse                       29      4,097,229          0.51       7.265         600       141,284      80.51    52.39     36.43
Rowhouse                        22      2,185,114          0.27       7.300         624        99,323      78.53    73.70     19.35
Manufactured Housing             6        553,343          0.07       7.950         605        92,224      76.60    82.44      0.00
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----

DOCUMENTATION

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
DOCUMENTATION               LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
Stated Documentation         2,703   $400,308,710         50.18%      7.365%        644   $   148,098      80.64%    0.00%    41.73%
Full Documentation           2,763    380,711,701         47.72       7.053         600       137,789      78.34   100.00     26.30
Lite Documentation              96     16,663,138          2.09       6.913         591       173,574      76.03     0.00     27.34
Other                            1        113,176          0.01       7.875         655       113,176      80.00     0.00      0.00
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----

OCCUPANCY

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
OCCUPANCY                   LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
Primary                      5,466   $786,064,586         98.53%      7.200%        622   $   143,810      79.55%   47.55%    34.51%
Investment                      82      9,491,414          1.19       7.582         622       115,749      72.88    59.59      5.08
Second Home                     15      2,240,724          0.28       7.862         594       149,382      69.24    58.10      0.00
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
(MONTHS)                    LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
3                                3   $    284,869          0.04%      7.775%        590   $    94,956      78.58%   100.0%    33.35%
4                            1,095    151,739,716         19.02       7.304         622       138,575      79.28    45.95     35.07
5                            2,862    412,270,022         51.68       7.162         623       144,050      79.81    49.92     33.95
6                            1,046    155,346,664         19.47       7.100         623       148,515      79.64    44.53     42.24
7                              410     57,654,591          7.23       7.487         609       140,621      77.58    46.26     15.97
8                              115     16,933,966          2.12       7.340         615       147,252      75.99    45.16     15.92
9                                9        937,711          0.12       7.657         623       104,190      82.38    46.96     37.54
10                               3        268,661          0.03       7.937         608        89,554      87.70   100.00      0.00
11                               7      1,082,352          0.14       7.321         636       154,622      81.70    37.77     52.96
13                               1         90,576          0.01       7.875         575        90,576      67.25     0.00      0.00
14                               4        412,489          0.05       8.092         626       103,122      85.95     8.38      0.00
15                               4        323,194          0.04       7.341         633        80,798      83.92    37.49      0.00
16                               2        131,110          0.02       9.273         566        65,555      80.60   100.00      0.00
17                               1         76,209          0.01       6.990         666        76,209      80.00     0.00      0.00
18                               1        244,595          0.03       6.990         632       244,595      80.00     0.00      0.00
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
PENALTY TERM                LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
None                           889   $ 84,848,516         10.64%      7.960%        627   $    95,443      83.23%   49.55%    23.70%
6 Months                         2        437,953          0.05       6.787         603       218,977      77.41    19.13      0.00
7 Months                         2        277,848          0.03       5.599         745       138,924      83.99   100.00     80.04
12 Months                      306     55,173,486          6.92       7.324         627       180,306      78.65    40.41     36.58
13 Months                        5        988,464          0.12       7.321         628       197,693      77.63    35.39     71.62
18 Months                        1         70,904          0.01       6.990         579        70,904      80.00   100.00      0.00
24 Months                    2,876    462,600,156         57.98       7.085         623       160,848      79.74    44.94     41.26
26 Months                        1         65,214          0.01       8.625         580        65,214      85.00     0.00      0.00
30 Months                        1        115,616          0.01       6.990         549       115,616      80.00     0.00      0.00
36 Months                    1,044    132,716,727         16.64       7.204         624       127,123      78.74    50.57     25.31
48 Months                        4      1,037,734          0.13       6.964         583       259,433      75.01    53.66     91.25
60 Months                      432     59,464,107          7.45       6.982         594       137,648      74.16    67.28      8.59
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
CREDIT SCORES               LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
500                              6   $    855,046          0.11%      8.014%        500   $   142,508      67.04%  100.00%     0.00%
501 to 525                      97     13,874,004          1.74       8.073         516       143,031      71.93    80.34      7.03
526 to 550                     432     71,385,747          8.95       7.387         538       165,245      74.67    78.49     11.16
551 to 575                     450     79,807,406         10.00       7.112         563       177,350      72.42    60.54     19.24
576 to 600                     669    105,807,504         13.26       7.087         589       158,158      77.36    64.99     27.17
601 to 625                   1,126    160,703,367         20.14       7.080         613       142,721      79.22    61.70     27.70
626 to 650                   1,061    141,437,004         17.73       7.312         638       133,305      82.54    35.70     44.67
651 to 675                     758     98,209,573         12.31       7.271         661       129,564      82.90    26.01     46.32
676 to 700                     458     61,968,961          7.77       7.174         687       135,303      83.20    17.88     52.13
701 to 725                     274     34,705,119          4.35       7.188         712       126,661      83.46    13.97     52.12
726 to 750                     132     16,277,651          2.04       7.033         736       123,316      83.76    17.26     43.51
751 to 775                      75      8,940,528          1.12       7.202         763       119,207      83.77    10.58     57.43
776 to 800                      21      3,511,630          0.44       6.952         784       167,220      83.53    21.17     78.46
801 to 801                       4        313,182          0.04       7.225         801        78,295      84.00     0.00     44.56
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----   ------     -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 622.

CREDIT GRADE

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
CREDIT GRADE                LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
A+                             274   $ 36,563,653          4.58%      7.137%        634   $   133,444      81.49%   39.48%    44.66%
A                             1776    252,944,522         31.71       7.109         612       142,424      79.76    57.79     32.42
A-                             431     74,026,137          9.28       7.046         592       171,754      74.97    60.57     24.15
B                              529     87,371,843         10.95       7.133         577       165,164      73.99    66.72     20.14
C                              341     55,882,107             7       7.448         542       163,877      75.52    75.97     12.81
C-                             212     33,365,580          4.18       7.628         546       157,385      72.17    81.65      9.18
SA1                            841    108,810,614         13.64       7.164         713       129,382      83.73    15.05     53.22
SA2                            439     54,137,840          6.79       7.297         669       123,321      83.71    17.72     50.18
SA3                            720     94,694,429         11.87       7.395         650       131,520      83.88    22.50     45.00
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----

GROSS MARGINS

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
GROSS MARGINS               LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
2.001% to 2.500%                13   $  2,262,978          0.37%      6.439%        646   $   174,075      74.90%    8.44%    64.17%
2.501% to 3.000%                 7      1,412,020          0.23       6.037         648       201,717      75.28    72.05     14.89
3.001% to 3.500%                11      2,446,397          0.39       6.425         632       222,400      71.01    20.58     23.34
3.501% to 4.000%                14      3,395,045          0.55       6.585         611       242,503      77.20    68.90     54.41
4.001% to 4.500%                39      7,538,842          1.22       6.385         633       193,304      73.60    54.01     27.97
4.501% to 5.000%               152     35,837,012          5.78       5.901         645       235,770      77.27    71.23     66.39
5.001% to 5.500%               319     73,236,403         11.82       6.204         641       229,581      77.73    50.12     54.10
5.501% to 6.000%               583    125,072,752         20.19       6.497         636       214,533      77.50    40.20     52.20
6.001% to 6.500%               724    134,992,743         21.79       6.843         631       186,454      77.30    38.63     48.91
6.501% to 7.000%               955    172,691,699         27.87       7.156         602       180,829      78.68    48.55     28.05
7.001% to 7.500%               224     34,660,013          5.59       7.728         588       154,732      80.02    46.86     36.97
7.501% to 8.000%               103     15,467,045          2.50       8.217         576       150,165      80.79    52.85     27.06
8.001% to 8.500%                47      5,330,428          0.86       8.992         577       113,413      82.56    60.18     18.46
8.501% to 9.000%                34      3,593,979          0.58       9.547         560       105,705      79.14    54.50      7.00
9.001% to 9.500%                14      1,230,450          0.20      10.153         551        87,889      81.40    58.86      0.00
9.501% to 10.000%                2        217,324          0.04      10.892         508       108,662      67.53    25.34      0.00
12.001% to 12.500%               1        137,777          0.02       9.150         528       137,777      74.39     0.00      0.00
                             -----   ------------        ------      ------         ---   -----------      -----    -----     -----
TOTAL:                       3,242   $619,522,907        100.00%      6.845%        621   $   191,093      77.99%   46.33%    43.19%
                             -----   ------------        ------      ------         ---   -----------      -----    -----     -----

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.220% per annum to 12.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.218% per annum.

MAXIMUM MORTGAGE RATES

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
11.500% or less                 47   $ 11,674,841          1.88%      5.421%        643   $   248,401      75.19%   70.59%    59.72%
11.501% to 12.000%             239     57,376,464          9.26       5.874         646       240,069      76.21    60.04     64.20
12.001% to 12.500%             539    115,329,568         18.62       6.284         641       213,970      77.48    42.33     58.53
12.501% to 13.000%             832    170,345,823         27.50       6.692         629       204,743      77.46    37.60     52.28
13.001% to 13.500%             508     94,370,654         15.23       6.982         612       185,769      78.53    50.91     41.75
13.501% to 14.000%             434     79,777,636         12.88       7.287         603       183,819      78.98    47.85     25.54
14.001% to 14.500%             239     37,336,812          6.03       7.595         598       156,221      79.37    47.20      9.80
14.501% to 15.000%             204     30,140,885          4.87       8.064         588       147,749      80.40    47.76      9.51
15.001% to 15.500%             101     12,455,751          2.01       8.629         583       123,324      79.79    52.40      4.45
15.501% to 16.000%              63      7,336,267          1.18       9.165         568       116,449      79.50    56.85      4.87
16.001% to 16.500%              21      1,895,145          0.31       9.903         545        90,245      77.28    66.08      0.00
16.501% to 17.000%              10      1,125,729          0.18      10.091         545       112,573      77.52    85.59      0.00
17.001% to 17.500%               3        245,061          0.04      10.298         547        81,687      78.70    71.65      0.00
17.501% to 18.000%               2        112,271          0.02      10.894         527        56,135      73.30   100.00      0.00
                             -----   ------------        ------      ------         ---   -----------      -----   ------     -----
TOTAL:                       3,242   $619,522,907        100.00%      6.845%        621   $   191,093      77.99%   46.33%    43.19%
                             -----   ------------        ------      ------         ---   -----------      -----   ------     -----

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.100% per annum.

NEXT RATE ADJUSTMENT DATE

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
NEXT RATE ADJUSTMENT      MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
DATE                        LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
October 2005                     6   $  1,444,796          0.23%      5.508%        623   $   240,799      66.54%   23.37%     0.00%
November 2005                    1        379,639          0.06       6.250         607       379,639      56.05     0.00      0.00
March 2006                       3      1,032,984          0.17       5.993         626       344,328      80.00    55.91      0.00
April 2006                       1         76,209          0.01       6.990         666        76,209      80.00     0.00      0.00
May 2006                         1         63,521          0.01       8.500         526        63,521      59.96   100.00      0.00
June 2006                        2        257,794          0.04       6.693         633       128,897      79.85    37.39      0.00
July 2006                        1        269,232          0.04       6.990         625       269,232      80.00     0.00      0.00
August 2006                      1         90,576          0.01       7.875         575        90,576      67.25     0.00      0.00
October 2006                     3        875,832          0.14       6.992         629       291,944      80.00    43.37     56.63
November 2006                    2        240,803          0.04       7.815         599       120,402      86.27   100.00      0.00
December 2006                    1        352,000          0.06       6.250         645       352,000      80.00     0.00    100.00
January 2007                    63     11,073,899          1.79       7.133         607       175,776      76.01    49.90     16.42
February 2007                  212     37,403,444          6.04       7.313         608       176,431      76.92    43.71     16.66
March 2007                     512    103,462,027         16.70       6.704         622       202,074      78.11    40.69     53.65
April 2007                   1,485    289,117,379         46.67       6.812         620       194,692      78.24    49.18     42.21
May 2007                       492     92,291,010         14.90       6.925         623       187,583      78.03    43.18     49.06
June 2007                        1         95,000          0.02       7.300         618        95,000      79.17   100.00    100.00
October 2007                     1         77,243          0.01       6.375         672        77,243      80.00     0.00    100.00
December 2007                    1         76,380          0.01       7.500         588        76,380      96.25   100.00      0.00
January 2008                    16      2,915,237          0.47       7.118         622       182,202      71.96    45.46     25.43
February 2008                   55      8,985,623          1.45       7.191         603       163,375      76.22    46.60     33.10
March 2008                      77     14,523,043          2.34       6.752         630       188,611      77.67    46.88     56.02
April 2008                     170     30,710,420          4.96       6.724         633       180,650      78.88    49.04     48.24
May 2008                       114     19,608,451          3.17       6.908         625       172,004      78.27    47.11     31.95
June 2008                        1        164,878          0.03       7.500         569       164,878      75.00   100.00      0.00
January 2010                     3        346,548          0.06       7.315         639       115,516      80.86    56.36     39.24
February 2010                    2        504,455          0.08       7.097         626       252,227      74.51    90.12      0.00
March 2010                       1        105,877          0.02       6.900         584       105,877      80.00   100.00    100.00
April 2010                       9      2,271,223          0.37       5.932         675       252,358      76.71    64.51     88.85
May 2010                         5        707,384          0.11       7.008         646       141,477      80.00    13.66     70.34
                             -----   ------------        ------       -----         ---   -----------      -----   ------    ------
TOTAL:                       3,242   $619,522,907        100.00%      6.845%        621   $   191,093      77.99%   46.33%    43.19%
                             -----   ------------        ------       -----         ---   -----------      -----   ------    ------

MORTGAGE INSURANCE

                           NUMBER     AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
MORTGAGE INSURANCE          LOANS    OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------   --------   ------------    ----------    --------    --------   -----------  ---------  -------   -------
No Insurance                 5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----
TOTAL:                       5,563   $797,796,725        100.00%      7.207%        622   $   143,411      79.45%   47.72%    34.06%
                             -----   ------------        ------       -----         ---   -----------      -----    -----     -----